Winner Medical to Attend Investor Conferences in March

SHENZHEN, China, Feb. 28, — Winner Medical Group Inc. (Nasdaq: WWIN; “Winner Medical”), a leading manufacturer of medical dressings, medical disposables and non-woven fabric made from 100% natural PurCotton® products in China, announced today that it will attend the following conferences in March:

Rodman & Renshaw Annual China Investment Conference
Date:	Tuesday, March 8, 2011
Time	11:55 AM
Location:	Le Royal Meridien Shanghai Hotel in Shanghai, China.

Cowen Health Care Conference
Date:	Monday, March 7, 2011
Time:	10:00 AM
Location:	The Boston Marriott Copley Place, Boston, MA

ROTH 23nd Annual OC Growth Stock Conference
Date:	Tuesday, March 15, 2011
Time:	12:00 PM
Location:	The Ritz-Carlton Laguna Niguel, CA

Conference participation is by invitation only and registration is mandatory. For more information on the conferences, contact your Rodman & Renshaw, Cowen or Roth Capital representatives.

About Rodman & Renshaw Capital Group, Inc.

Rodman & Renshaw Capital Group, Inc., through its principal subsidiary, Rodman & Renshaw, LLC, provides investment banking services to public and private companies operating in the life science/healthcare, energy, metals/mining, financial services and cleantech sectors in the United States and China. It offers corporate finance in a range of financing alternatives, including private placements, private investments in public equity, registered direct offerings and underwritten public offerings. The company also provides strategic advisory services on a range of transactions comprising mergers, acquisitions, and asset sales, as well as provides sales and trading, and equity research services. In addition, it designs investment conferences that bring together companies, institutional investors, business development executives, and experts. Further, the company makes principal investments in early-stage biotechnology and life sciences companies. Rodman & Renshaw Capital Group, Inc. was founded in 2002 and is headquartered in New York, New York. For additional information on Rodman & Renshaw Capital Group, Inc., and the Annual China Investment Conference, please visit.

About Cowen and Company, LLC

Serving a select group of quality companies, Cowen and Company offers comprehensive investment banking services, including equity and convertible debt financings, private placements of equity and debt, mergers and acquisitions advisory services including strategic alliances, joint ventures, and restricted security sales. In addition, it offers its clients access to world-class research, as well as institutional sales and trading services. Drawing upon the depth of its research and industry knowledge, Cowen and Company specializes in the key areas of growth in the economy. Its industry sector expertise includes Health Care, Technology, Media & Telecommunications, Consumer, Aerospace & Defense, and Alternative Energy. In addition, it offers extensive and focused after market trading services as a leading market maker in its target sectors.

About ROTH Capital Partners, LLC

ROTH is an investment banking firm dedicated to the small-cap public market. Since its inception in 1984, ROTH has been an innovator in this market. In the 1990's ROTH participated in underwriting IPOs for small-cap companies. As this market changed, ROTH helped develop the PIPE (private investment in public equity) financing structure. ROTH was one of the first U.S. investment banks to focus on financing small-cap Chinese companies, and established a Representative Office in Shanghai in 2007 and a Hong Kong (Limited) Office in 2010.

About Winner Medical:

Winner Medical is a leading medical disposable products manufacturer in China, with business operations consisting of manufacturing, researching, developing and marketing cotton-based medical dressings and medical disposables, as well as consumer products. The Company has twelve wholly-owned operating subsidiaries and three joint ventures, which manufacture tailored medical disposables and dressings, as well as non-woven fabric made from 100% natural cotton. With a vertically integrated supply chain ranging from spinning fabric to finished goods, the Company provides its customers with a wide range of products, from surgical and wound care to consumer. The Company sells and markets its medical products and 100% natural cotton non-woven jumbo rolls in China and abroad. For nine consecutive years, the Company has been ranked as one of the top medical dressing exporters in China, with the United States, Europe, China and Japan being its most important markets. In addition, the Company distributes finished cotton non-woven consumer products under its own "PurCotton" brand name in China. With more than 20 years of international experience in the medical dressings and disposables field, the Company has a deep market understanding. This provides Winner Medical with a solid foundation, upon which it plans to expand by growing its medical grade 100% cotton retail business. To learn more about Winner Medical, please visit Winner Medical's web site at: http://ir.winnermedical.com.

Forward-Looking Statements

This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein, are "forward-looking statements" including statements regarding Winner Medical and its subsidiary companies' business strategy, plans and objectives and statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions and involve known and unknown risks and uncertainties. Although Winner Medical believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Winner Medical's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Winner Medical's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to Winner Medical or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical does not assume a duty to update these forward-looking statements.

For more information, please contact:

Company:

Ms. Huixuan Chen (Fiona)
Investor Relations Manager
Winner Medical Group Inc.
Tel:   +86-755-2806-6858
          +86-755-2813-8888 x691
Email: investors@winnermedical.com
Web:   http://ir.winnermedical.com

Investors:
Mr. Scott Powell, Vice President
HC International, Inc.
Tel:   +1-212-301-7130
Email: scott.powell@hcinternational.net
Web:   http://www.hcinternational.net